--------------------------------------------------------------------------------
                                                  SEMIANNUAL REPORT
--------------------------------------------------------------------------------

      FOR YIELD, PRICE, LAST TRANSACTION,
      AND CURRENT BALANCE, 24 HOURS,
      7 DAYS A WEEK, CALL:
      1-800-638-2587 toll free
      625-7676 Baltimore area

      FOR ASSISTANCE WITH YOUR EXISTING
      FUND ACCOUNT, CALL:
      Shareholder Service Center
      1-800-225-5132 toll free
      625-6500 Baltimore area

      T. ROWE PRICE
      100 East Pratt Street
      Baltimore, Maryland 21202

      This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price Virginia Tax-Free Bond Funds.

     (T.ROWE PRICE LOGO)
     VTF
             -------------------------------------------------------------------
                                                  T.ROWE PRICE
                                                  VIRGINIA TAX-FREE
                                                  FUNDS
          (T.ROWE PRICE LOGO)                     AUGUST 31, 1995

--------------------------------------------------------------------------------
  Fellow Shareholders

While stocks have captured most of the headlines so far this year, bonds also delivered strong returns for investors. Bond prices rose and yields fell sharply, although long-term tax-exempt issues trailed their taxable equivalents. Despite the Federal Reserve's ease in July, municipal and taxable bonds gave back some of their gains after revised economic data indicated the economy was not slowing to the extent originally believed.

MARKET ENVIRONMENT
Municipals turned in their strongest performance this year in January and February, when the yield on 30-year AAA general obligation bonds fell to 5.95% from 6.65%. However, during the six months covered in this report, that yield declined by only another 10 basis points to 5.85%, compared with an 80-basis-point drop in the 30-year Treasury bond yield.
    The tax- exempt market's lagging performance relative to Treasuries can be attributed largely to investor concerns about tax reform proposals in Washington (see sidebar on page 2). One effect of this key issue was the divergence between intermediate- and long-term tax-exempt bonds. During the six months ended August 31, bonds maturing in 5 to 10 years provided higher total returns than long-term bonds. The municipal yield curve steepened significantly (short-term yields fell and long-term yields were steady) because investors demonstrated their reluctance to assume the additional risk of buying bonds with long maturities until tax uncertainties are cleared up.
    In terms of new issuance, Virginia mirrored the rest of the country, with new supply down 28% from 1994's levels. The dearth of new issues, coupled with light secondary market supply, kept Virginia tax-exempt yields at relatively low levels versus national averages. The state's economy continued its impressive rebound from

------------------------------------------------------
  Virginia Bond Yields


                                     08/31/94     09/30/94     10/31/94     11/30/94     12/31/94     01/31/95     02/28/95
Virginia Bond Index                     6.27        6.56         6.83         6.90         6.82         6.53         6.19
                                        6.41        6.67         7.13         6.93         6.79         6.31         6.22
                                        6.48        6.59         7.23         6.85         6.61         6.29         6.23
                                        6.53        6.66         7.28         6.84         6.59         6.21         6.12
                                                                 7.22                                                6.12

3 Year Virginia General Obligation      4.40        4.45         4.80         5.10         5.30         5.25         4.90
                                        4.55        4.70         5.00         5.10         5.30         5.15         4.80
                                        4.60        4.60         5.10         5.20         5.20         5.10         4.80
                                        4.60        4.70         5.15         5.25         5.25         4.95         4.65
                                                                 5.15                                                4.65

                                     03/31/95     04/30/95     05/31/95     06/30/95     07/31/95     08/31/95
Virginia Bond Index                     6.16        6.24         5.76         6.11         6.06         6.00
                                        6.04        6.15         5.86         5.93         6.13
                                        6.01        5.99         6.04         5.88         6.16
                                        6.02        5.96         5.91         6.14         6.22
                                                    5.92                                   6.13

3 Year Virginia General Obligation      4.70        4.75         4.10         4.20         4.05         4.00
                                        4.60        4.60         4.15         4.10         4.15
                                        4.55        4.45         4.30         3.90         4.10
                                        4.55        4.45         4.10         4.15         4.15
                                                    4.30                                   4.05

------------------------------------------------------
Source: T. Rowe Price Associates

the early-1990s recession, with a growth rate that outpaced the national average. Even in areas sensitive to federal defense cutbacks, potential weakness has been offset by growth in other sectors. IBM, Toshiba, and Motorola recently decided to build large manufacturing plants in the northern and central parts of the state. Overall credit quality remained strong. These developments bode well for the long-term strength of Virginia's economy.

VIRGINIA SHORT-TERM TAX-FREE BOND
FUND
For most of the past six months, as the economy slowed and interest rates dropped, we gradually extended the fund's maturity and duration to recent highs of 2.9 and 2.5 years, respectively, on June 30. This strategy benefited the fund, especially in May, when increasing talk of a flat tax drove investors away from longer maturities, sparking a strong rally in shorter-term tax- exempt issues. The longer posture also helped the fund as interest rates dropped in anticipation of the cut in the federal funds target in July, the Fed's first reduction in nearly three years.

    Since then, however, economic signals have been somewhat mixed, creating uncertainty over the Fed's next move. While short-term municipal yields fell in the wake of the federal funds cut, they have since retraced some of their decline. Consequently, we moved to a more neutral stance, trimming the fund's weighted average maturity to 2.6 years and its effective duration to 2.3 years as of August 31. These moves helped your fund essentially match its peer group average during the quarter, although it trailed slightly over the first six months of the fiscal year.

------------------------------------------------------
  Performance Comparison

                             Periods Ended 8/31/95
                             ---------------------
                             3 Months     6 Months
                             --------    ---------

Virginia Short-Term
  Tax-Free Bond Fund           1.41%        3.72%
Lipper States Short
  Municipal Debt Fund
  Average                      1.39         3.88

------------------------------------------------------

VIRGINIA TAX-FREE BOND FUND
After the municipal market's strong performance in January and February, we began the past six-month period with a neutral duration compared with our peer group. We shortened slightly in April, to an effective duration of 7.3 years, when tax reform discussions put pressure on municipal bond prices, particularly long-term issues. By the end of June, believing that the worst was over, we lengthened slightly to 7.7 years as municipal yields reached levels close to 90% of the 30-year Treasury bond yield.
    The fund continued to hold nearly one-third of its assets in higher coupon and housing revenue bonds which lag in price appreciation during market rallies, but provide attractive tax-free income to the portfolio. To offset the relative price insensitivity of these bonds, our recent purchases focused on noncallable and discount coupon bonds. Looking toward the end of the year, we see a slight pickup in new issuance that may provide more choices for Virginia investors at more attractive yields.
    Your fund essentially matched its peer group average for the quarter, but lagged slightly behind in the six-month period, reflecting our neutral duration and weighting in less price-sensitive bonds.

------------------------------------------------------
  Performance Comparison

                             Periods Ended 8/31/95
                             ---------------------
                             3 Months     6 Months
                             --------    ---------

Virginia Tax-Free Bond
  Fund                         0.50%        4.57%
Lipper Virginia Municipal
  Debt Fund Average            0.52         4.73

------------------------------------------------------

--------------------------------------------------------------------------------
  Municipal Bonds Hindered by Tax Reform Proposals
--------------------------------------------------------------------------------

  In recent months, proposals for tax reform in Washington have trimmed returns on municipal bonds. Most of these proposals are still in rudimentary form, but they center on the possibility of a flat tax with a low income tax rate, and the elimination of taxes on the income from taxable securities. As a result, investors demanded higher yields on long-term tax-exempt issues relative to Treasuries to compensate for the risk that new legislation might reduce the tax advantages of municipals. Tax-exempt securities with short maturities have performed better, because they are less vulnerable to any changes in the tax laws.
  Tax reform discussions could continue to affect the municipal market adversely, but we believe the likelihood of a genuine flat tax is slim. In our experience, the market often overreacts to proposed changes in the tax code, creating periods of market weakness that we view as buying opportunities. Accordingly, we have taken advantage of the demand for short-term tax-exempt bonds and have purchased long-term bonds when their yields approached those of long-term Treasuries.

OUTLOOK
For the past three months, the 30-year Treasury bond yield has hovered in a range between 6.5% and 7%. While recent economic growth has slowed significantly from last year's rapid pace, it may not have slowed to the extent the Federal Reserve believed when it loosened monetary policy in July. Second quarter GDP, initially reported to have increased by a paltry 0.5% annualized rate, was subsequently revised to 1.1%. Growth in the third and fourth quarters should be closer to the long-term trend of 2.5%.
    Until the economy shows clearer signs of veering from moderate to either slower or more rapid growth, long bond yields are likely to remain close to current levels. Despite the emerging picture of a rebound in growth, the combination of benign inflation and the growing sense of fiscal responsibility in Washington may reassure the bond market.
    The municipal market is also likely to trade in its range of the past six months, with long-term rates fluctuating between 5.5% and 6.0%. Unless tax reform proposals disappear altogether, we do not expect municipal bonds to outperform Treasuries, and investors may continue to prefer tax- exempt bonds with short maturities. Overall, we anticipate that economic developments will have a greater impact than tax-reform proposals on the municipal market.

                Respectfully submitted,


                /s/ MARY J. MILLER
                ------------------
                Mary J. Miller
                Chairman of the
                Investment Advisory Committee

September 20, 1995

--------------------------------------------------------------------------------
  Portfolio Highlights

------------------------------------------------------
  Virginia Short-Term Tax-Free
  Bond Fund

------------------------------------------------------
  Key Statistics

                                   Periods Ended
          Dividend Yield              8/31/95
---------------------------------- --------------
3 Months*                               4.02%
-------------------------------------------------
6 Months*                               4.19
SEC 30-Day Yield                        3.67

------------------------------------------------------

Dividend Per Share
----------------------------------
3 Months                               $0.05
-------------------------------------------------
6 Months                                0.11

------------------------------------------------------

Change in Price Per Share
----------------------------------
3 Months (From $5.12 to $5.14)         $0.02
-------------------------------------------------
6 Months (From $5.06 to $5.14)          0.08
-------------------------------------------------
Weighted Average Quality**              1.3
-------------------------------------------------
Weighted Average Maturity               2.6 years
Weighted Average Effective Duration     2.3 years

------------------------------------------------------
 * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.
   Note: The fund's average annual compound total return will be shown after it completes its first full year of operations on 11/30/95.

------------------------------------------------------
  Virginia Tax-Free Bond Fund

------------------------------------------------------
  Key Statistics

                                   Periods Ended
          Dividend Yield              8/31/95
---------------------------------- --------------
3 Months*                               5.31%
-------------------------------------------------
6 Months*                               5.39
SEC 30-Day Yield                        5.31

------------------------------------------------------

Dividend Per Share
----------------------------------
3 Months                               $0.14
-------------------------------------------------
6 Months                                0.29

------------------------------------------------------

Change in Price Per Share
----------------------------------
3 Months (From $10.84 to $10.75)     $ -0.09
-------------------------------------------------
6 Months (From $10.56 to $10.75)        0.19
-------------------------------------------------
Weighted Average Quality**              2.2
-------------------------------------------------
Weighted Average Maturity              18.0 years
Weighted Average Effective Duration     7.6 years

------------------------------------------------------
 * Dividends earned and reinvested for the periods indicated are annualized and divided by the average daily net asset values per share for the same period.

** On a T. Rowe Price scale of 1 to 10, with Grade 1 representing highest quality.

------------------------------------------------------
  Average Annual Compound Total Return

Periods ended August 31, 1995

                Since
              Inception
 1 Year       (4/30/91)
---------    -----------
  7.66%         7.85%

------------------------------------------------------

Note: For the above periods ended 6/30/95, the fund's returns were 8.13% and 7.75%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

------------------------------------------------------
  Virginia Short-Term Tax-Free
  Bond Fund

------------------------------------------------------
  Sector Diversification

                                        Percent of
                                        Net Assets
                                         8/31/95
                                        ----------
Prerefunded Bonds                           69%
--------------------------------------------------
Hospital Revenue                            12
General Obligation--Local                    4
--------------------------------------------------
Lease Revenue                                3
Miscellaneous Revenue                        3
--------------------------------------------------
Air and Sea Transportation Revenue           3
Housing Finance Revenue                      1
--------------------------------------------------
Escrowed to Maturity                         1
Solid Waste Revenue                          1
--------------------------------------------------
Educational Revenue                          1
Industrial and Pollution Control
  Revenue                                    1
--------------------------------------------------
Other Assets Less Liabilities                1
---------------------------------------

------------------------------------------------------
  Virginia Tax-Free Bond Fund

------------------------------------------------------
  Sector Diversification

                                        Percent of
                                        Net Assets
                                         8/31/95
                                        ----------
Hospital Revenue                            23%
--------------------------------------------------
Housing Finance Revenue                     15
Lease Revenue                               13
--------------------------------------------------
Water and Sewer Revenue                      8
Prerefunded Bonds                            8
--------------------------------------------------
Educational Revenue                          5
General Obligation--State                    5
--------------------------------------------------
Solid Waste Revenue                          4
Industrial and Pollution Control
  Revenue                                    4
--------------------------------------------------
Dedicated Tax Revenue                        4
Air and Sea Transportation Revenue           3
--------------------------------------------------
Miscellaneous Revenue                        3
Escrowed to Maturity                         2
--------------------------------------------------
Ground Transportation Revenue                2
Electric Revenue                             1
---------------------------------------

--------------------------------------------------------------------------------
  Statement of Net Assets
  T. Rowe Price Virginia Short-Term Tax-Free Bond Fund / August 31, 1995 (Unaudited)
(amounts in thousands)

                                                                                   Amount         Value
                                                                                   -------       -------
VIRGINIA -- 93.7%
Alexandria IDA, Ogden Martin, VRDN (Currently 3.70%)*...........................   $   100       $   100
Augusta County IDA, Augusta Hosp., (AMBAC Insured), 6.10%, 9/1/00...............        60            64
Chesapeake, GO, 6.80%, 7/1/03 (Pre-refunded 7/1/97+)............................       450           481
Chesapeake Hosp. Auth., Chesapeake General Hosp., (BIGI Insured),
    7.625%, 7/1/18 (Pre-refunded 7/1/98+).......................................        85            94
Chesapeake Water & Sewer Systems, 7.10%, 12/1/05 (Pre-refunded 12/1/98+)........       250           277
    7.75%, 7/1/17 (Pre-refunded 7/1/97+)........................................        90            98
Fairfax County, GO, 6.50%, 4/1/05 (Pre-refunded 4/1/98+)........................       250           269
Fairfax County IDA, Fairfax Hosp. System, VRDN (Currently 3.65%)................       300           300
Fairfax County Water Auth., 6.125%, 1/1/29 (Pre-refunded 1/1/00+)...............       250           266
Hampton, GO, 6.625%, 1/1/10 (Pre-refunded 1/1/00+)..............................       100           110
Hampton Roads Sanitation Dist., 7.10%, 7/1/98 (Escrowed to Maturity)............       125           135
    7.20%, 7/1/09 (Pre-refunded 7/1/99+)........................................       500           559
Henrico County, GO, 6.40%, 10/1/99 (Pre-refunded 10/1/98+)......................       180           192
Henrico County IDA, Henrico County Jail, 5.80%, 8/1/99..........................       150           157
Lynchburg, GO, 7.10%, 7/1/97 (Pre-refunded 7/1/96+).............................       250           258
Newport News, GO, 6.40%, 4/1/96.................................................        95            96
    7.25%, 1/1/98...............................................................        75            80
Norfolk, GO, 7.00%, 10/1/09 (Pre-refunded 10/1/98+).............................       300           330
Peninsula Ports Auth., Shell Oil, VRDN (Currently 3.40%)........................       100           100
Portsmouth, GO, 7.25%, 11/1/04 (Pre-refunded 11/1/95+)..........................       100           103
Prince William County, GO, 6.00%, 2/1/96........................................       100           101
    6.125%, 2/1/03 (Pre-refunded 2/1/99+).......................................       500           534
Prince William County IDA, Potomac Hosp. Corp., 5.90%, 10/1/97..................        50            51
Richmond, GO, 7.00%, 1/15/20 (Pre-refunded 1/15/00+)............................        80            89
    Public Utilities, 7.60%, 1/15/04 (Pre-refunded 1/15/98+)....................       340           373
Roanoke IDA, Roanoke Memorial Hosp., Carilion Health System,
    VRDN (Currently 3.50%)......................................................       300           300
Suffolk, GO, 7.30%, 8/1/03 (Pre-refunded 8/1/97+)...............................        50            54
Univ. of Virginia, VRDN (Currently 3.65%).......................................       100           100
Univ. of Virginia Hosp., 7.15%, 6/1/17 (Pre-refunded 6/1/98+)...................        50            55
Virginia, GO, 6.60%, 6/1/05 (Pre-refunded 6/1/98+)..............................       500           541
    Higher Ed. Institution, GO, 6.60%, 6/1/08 (Pre-refunded 6/1/98+)............       625           676
Virginia Beach, GO, 6.75%, 5/1/97...............................................        30            31
    7.50%, 5/1/04 (Pre-refunded 5/1/97+)........................................       200           215
Virginia Beach Hosp. Auth., Sentara Bayside Hosp., 5.65%, 11/1/98...............       500           517
Virginia HDA, 5.75%, 11/1/97....................................................        95            98
    6.40%, 1/1/05*..............................................................        50            53
Virginia Public Building Auth., Correctional Fac., 6.90%, 2/1/99................       175           189
Virginia Public School Auth., 5.60%, 1/1/99.....................................       275           287
    6.20%, 1/1/99 (Pre-refunded 1/1/97+)........................................       500           524
    6.20%, 1/1/03 (Pre-refunded 1/1/99+)........................................        50            54
    6.70%, 1/1/07 (Pre-refunded 1/1/99+)........................................       150           164
    7.10%, 1/1/10 (Pre-refunded 1/1/98+)........................................        75            81
    6.75%, 1/1/11 (Pre-refunded 1/1/99+)........................................       400           438

--------------------------------------------------------------------------------

                                                                                   Amount         Value
                                                                                   -------       -------
Prince William County, GO, 6.60%, 6/1/00........................................   $    50       $    52
Winchester, GO, 6.85%, 10/15/05 (Pre-refunded 10/15/97+)........................        50            54
--------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 2.6%
Metropolitan Washington D.C. Airports Auth., (FGIC Insured), 6.80%, 10/1/98*....       250           266
--------------------------------------------------------------------------------------------------------
PUERTO RICO -- 2.7%
Puerto Rico Electric Power Auth., 7.125%, 7/1/14 (Pre-refunded 7/1/99+).........       250           279
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 99.0% OF NET ASSETS (COST $10,104)...........                  10,245
--------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES...................................................                     108
                                                                                                 -------

                                                                                    Value
                                                                                   -------
NET ASSETS CONSIST OF:
Accumulated net realized gain/loss -- net of distributions......................   $    24
Net unrealized gain (loss)......................................................       141
Paid-in-capital applicable to 2,014,263 no par value shares of beneficial
  interest outstanding; unlimited number of shares authorized...................    10,188
                                                                                   -------
NET ASSETS......................................................................                 $10,353
                                                                                                 =======
NET ASSET VALUE PER SHARE.......................................................                   $5.14
                                                                                                   =====
--------------------------------------------------------------------------------------------------------
       *   Interest subject to alternative minimum tax
       +   Used in determining portfolio maturity
   AMBAC   AMBAC Indemnity Corp.
    BIGI   Bond Investors Guaranty Insurance
    FGIC   Financial Guaranty Insurance Company
      GO   General Obligation
     HDA   Housing Development Authority
     IDA   Industrial Development Authority
    VRDN   Variable Rate Demand Note

--------------------------------------------------------------------------------
  Statement of Net Assets
  T. Rowe Price Virginia Tax-Free Bond Fund / August 31, 1995 (Unaudited) (amounts in thousands)

                                                                                  Amount         Value
                                                                                 --------       --------
VIRGINIA -- 89.7%
Alexandria IDA, Alexandria/Arlington Waste-to-Energy Fac. (Ogden Martin
  Systems), 7.40%, 1/1/08.....................................................   $  2,450       $  2,488
    VRDN (Currently 3.70%)*...................................................        200            200
Arlington County IDA, Arlington Hosp., 7.00%, 9/1/11 (Pre-refunded 9/1/01+)...      1,205          1,376
    7.125%, 9/1/21 (Pre-refunded 9/1/01+).....................................        800            919
Augusta County Service Auth., Water & Sewer, (MBIA Insured), 5.00%, 11/1/24...      1,000            867
Chesterfield County, Water & Sewer, 6.375%, 11/1/08...........................      1,000          1,089
Covington-Alleghany County IDA, PCR, Westvaco Corp., 6.65%, 9/1/18............      1,500          1,573
Danville, General Improvement, GO, 7.25%, 3/1/07 (Pre-refunded 3/1/99+).......        350            389
Danville IDA, Danville Regional Medical Center, (FGIC Insured), 6.50%,
  10/1/24.....................................................................      3,000          3,125
Fairfax County, Sewer, (AMBAC Insured), 7.00%, 11/15/16 (Pre-refunded
  11/15/99+)..................................................................        900          1,008
Fairfax County Economic Dev. Auth., Government Center, 5.50%, 5/15/14.........      1,720          1,635
Fairfax County IDA, Fairfax Hosp. System, VRDN (Currently 3.65%)..............      2,600          2,600
    Inova Health System, VRDN (Currently 3.65%)...............................        900            900
Fairfax County Redev. and Housing Auth., FCRHA Office Building, 7.50%,
  6/15/18.....................................................................      2,305          2,470
Fairfax County Water Auth., 5.80%, 1/1/16 (Escrow to Maturity)................      3,455          3,538
    7.30%, 1/1/21 (Pre-refunded 1/1/00+)......................................        900          1,014
Frederick County IDA, Gov't. Complex Fac., (MBIA Insured), 6.50%, 12/1/14.....      1,500          1,575
Fredericksburg IDA, MWH MediCorp Obligated Group, (FGIC Insured),
  Floating Rate, 8/15/23 (Currently 6.60%)....................................      6,000          6,190
George Mason Univ., (MBIA Insured), 6.375%, 2/1/13............................      1,415          1,487
Hampton Museum, 7.30%, 1/1/14 (Pre-refunded 1/1/00+)..........................      1,100          1,236
Hampton Roads Medical College, 6.875%, 11/15/11...............................      1,500          1,605
    6.875%, 11/15/16..........................................................        500            529
Hampton Roads Sanitation Dist., 5.00%, 10/1/23................................      5,000          4,380
Hanover County IDA, Bon Secours Health Systems, (MBIA Insured),
    5.50%, 8/15/25............................................................      2,750          2,560
    Memorial Regional Medical Center, (MBIA Insured), 6.375%, 8/15/18.........      2,185          2,332
Henrico County IDA, Bon Secours Health System, St. John's Hosp., 7.50%,
  9/1/15......................................................................      1,900          2,104
    St. Mary's Hosp., 7.50%, 9/1/07...........................................        435            485
    Regional Jail, 7.00%, 8/1/13..............................................      1,485          1,667
         6.00%, 8/1/15........................................................      2,415          2,420
Isle of Wight IDA, Union Camp Corp., 6.55%, 4/1/24*...........................      3,750          3,862
Loudoun County Sanitation Auth., Water & Sewer, (MBIA Insured), 5.25%,
  1/1/20......................................................................      1,000            911
    5.25%, 1/1/25.............................................................      1,000            903
Martinsville IDA, Memorial Hosp. of Martinsville and Henry County,
    7.00%, 1/1/11.............................................................        950            994
Norfolk, Water, (AMBAC Insured), 5.375%, 11/1/23..............................      5,000          4,609
Norfolk IDA, Children's Hosp. of The King's Daughters, (AMBAC Insured)
  7.00%, 6/1/11 (Pre-refunded 6/1/01+)........................................      1,150          1,308
    Sentara Hosp., 7.10%, 11/1/10 (Pre-refunded 11/1/00+).....................        850            964
         7.00%, 11/1/20 (Pre-refunded 11/1/00+)...............................      1,045          1,180
Peninsula Ports Auth., Riverside Health System, 6.625%, 7/1/10................      1,500          1,569
    Shell Oil, VRDN (Currently 3.40%).........................................      1,405          1,405
Prince William County, Lease, COP, (MBIA Insured), 5.50%, 12/1/15.............      4,455          4,245
Richmond, GO, 7.00%, 1/15/20 (Pre-refunded 1/15/00+)..........................      1,515          1,690

--------------------------------------------------------------------------------

                                                                                  Amount         Value
                                                                                  ------
Riverside Regional Jail Auth., (MBIA Insured), 5.875%, 7/1/14.................   $  2,500       $  2,498
Roanoke County, Public Improvement, GO, 5.00%, 6/1/21.........................        600            526
    Water Systems, (FGIC Insured), 5.125%, 7/1/13.............................      1,000            917
Roanoke IDA, Roanoke Memorial Hosp., Carilion Health System,
    VRDN (Currently 3.50%)....................................................      2,500          2,500
    (MBIA Insured), 6.125%, 7/1/17............................................      3,905          4,041
         7.25%, 7/1/17 (Pre-refunded 7/1/00+).................................      1,000          1,136
Univ. of Virginia, VRDN (Currently 3.65%).....................................      1,500          1,500
Univ. of Virginia Hosp., 7.00%, 6/1/10........................................        855            926
    7.00%, 6/1/10 (Pre-refunded 6/1/99+)......................................        545            604
Virginia, GO, 5.25%, 12/1/13..................................................      1,675          1,614
    6.50%, 6/1/15.............................................................      3,000          3,231
Virginia Beach Dev. Auth., Sentara Bayside Hosp., 6.60%, 11/1/09..............      4,150          4,366
    Virginia Beach General Hosp., (AMBAC Insured), 6.00%, 2/15/10.............      1,000          1,042
Virginia College Building Auth., Washington and Lee Univ., 5.75%, 1/1/14......      1,000            989
Virginia Ed. Loan Auth., Student Loan Program, 5.55%, 9/1/10*.................      2,715          2,619
Virginia HDA, 6.35%, 11/1/01..................................................      1,000          1,058
    6.80%, 7/1/06*............................................................      1,000          1,066
    7.40%, 7/1/09.............................................................        300            319
    6.70%, 7/1/11.............................................................      2,660          2,820
    6.50%, 5/1/13*............................................................      2,000          2,043
    7.10%, 5/1/13.............................................................      1,500          1,579
    6.90%, 7/1/13.............................................................      1,800          1,869
    7.10%, 1/1/17.............................................................      2,230          2,326
    6.40%, 7/1/17.............................................................      1,000          1,009
    6.85%, 7/1/17.............................................................      1,000          1,030
    6.90%, 7/1/17.............................................................      3,500          3,665
    7.05%, 5/1/18.............................................................        840            883
    7.10%, 1/1/22.............................................................      4,760          4,984
Virginia Public Building Auth., 6.50%, 8/1/11.................................      3,500          3,676
    6.25%, 8/1/15.............................................................      1,550          1,601
Virginia Public School Auth., 7.125%, 1/1/10 (Pre-refunded 1/1/98+)...........        100            108
    6.50%, 8/1/12.............................................................      1,700          1,780
    6.50%, 8/1/16.............................................................      2,890          3,047
Virginia Resources Auth., Solid Waste Disposal, 5.50%, 5/1/12.................      2,000          1,916
    5.50%, 4/1/15.............................................................      3,000          2,835
Virginia Transportation Board, Northern Virginia Transportation Dist.,
    6.375%, 5/15/20...........................................................      1,500          1,545
    U.S. Route 58 Corridor Dev. Program, 5.25%, 5/15/12.......................      1,385          1,313
Washington County IDA, Johnston Memorial Hosp., 6.75%, 7/1/12.................      1,500          1,562
Winchester IDA, Winchester Medical Center, Inc., (AMBAC Insured), Embedded
  Interest Rate Swap, 1/1/04 (Currently 4.96%)................................      1,400          1,361
---------------------------------------------------------------------------------------------------------
DISTRICT OF COLUMBIA -- 4.4%
Washington D.C. Metropolitan Transit Auth., (FGIC Insured), 6.00%, 7/1/07.....      2,315          2,490
    (MBIA Insured), 6.625%, 10/1/19*..........................................      4,750          4,895
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                  Amount         Value
                                                                                 --------       --------
PUERTO RICO -- 5.5%
Puerto Rico Commonwealth, GO, 7.75%, 7/1/13 (Pre-refunded 7/1/98+)............   $    100       $    112
    7.75%, 7/1/17 (Pre-refunded 7/1/99+)......................................        250            284
    (MBIA Insured), 6.25%, 7/1/10.............................................      3,480          3,786
Puerto Rico Commonwealth Highway & Transportation Auth., (FSA Insured), 5.50%,
    7/1/15....................................................................      2,000          1,930
Puerto Rico Electric Power Auth., 7.00%, 7/1/07...............................      1,000          1,088
    8.00%, 7/1/08 (Pre-refunded 7/1/98+)......................................        125            140
Puerto Rico Infrastructure Fin. Auth., 7.75%, 7/1/08..........................        115            127
    7.50%, 7/1/09.............................................................      1,500          1,647
Puerto Rico Public Buildings Auth., GO, 7.25%, 7/1/17 (Pre-refunded
  7/1/98+)....................................................................        100            110
--------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES -- 99.6% OF NET ASSETS (COST $162,014)........                   167,914
--------------------------------------------------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES                                                                        681
                                                                                                --------

                                                                                  Value
                                                                                 --------
NET ASSETS CONSIST OF:
Accumulated net investment income -- net of distributions.....................   $      3
Accumulated net realized gain/loss -- net of distributions....................     (4,818)
Net unrealized gain (loss)....................................................      5,900
Paid-in-capital applicable to 15,679,737 no par value shares of beneficial
  interest outstanding; unlimited number of shares authorized.................    167,510
                                                                                 --------
NET ASSETS....................................................................                  $168,595
                                                                                                ========
NET ASSET VALUE PER SHARE.....................................................                    $10.75
                                                                                                  ======

--------------------------------------------------------------------------------

       *   Interest subject to alternative minimum tax
       +   Used in determining portfolio maturity
   AMBAC   AMBAC Indemnity Corp.
     COP   Certificate of Participation
    FGIC   Financial Guaranty Insurance Company
     FSA   Financial Security Assurance Corp.
      GO   General Obligation
     HDA   Housing Development Authority
     IDA   Industrial Development Authority
    MBIA   Municipal Bond Investors Assurance Corp.
     PCR   Pollution Control Revenue
    VRDN   Variable Rate Demand Note

--------------------------------------------------------------------------------
  Statement of Operations
T. Rowe Price Virginia Tax-Free Funds / Six Months Ended August 31, 1995 (Unaudited)
(in thousands)

                                                                                  Short-Term
                                                                                  Bond Fund     Bond Fund
                                                                                  ----------    ---------
INVESTMENT INCOME
  Interest income...........................................................        $  195       $ 4,912
                                                                                      ----        ------
Expenses
  Investment management.....................................................            --           381
  Shareholder servicing.....................................................            13            79
  Custodian and accounting..................................................            45            52
  Legal and audit...........................................................             6             6
  Prospectus and shareholder reports........................................             3             5
  Trustees..................................................................             2             3
  Registration..............................................................             3            --
  Miscellaneous.............................................................             1             7
  Reimbursed by Manager.....................................................           (47)           --
                                                                                      ----        ------
  Total expenses............................................................            26           533
                                                                                      ----        ------
Net investment income.......................................................           169         4,379
                                                                                      ----        ------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities................................................................            24         1,463
  Futures...................................................................            --          (100)
                                                                                      ----        ------
  Net realized gain (loss)..................................................            24         1,363
Change in net unrealized gain or loss on securities.........................           101         1,568
                                                                                      ----        ------
Net realized and unrealized gain (loss).....................................           125         2,931
                                                                                      ----        ------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...........................        $  294       $ 7,310
                                                                                      ====        ======

--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Statement of Changes in Net Assets
T. Rowe Price Virginia Tax-Free Funds (Unaudited)
(in thousands)

                                                 Short-Term Bond Fund
                                          -----------------------------------                Bond Fund
                                                              Nov. 30, 1994      ----------------------------------
                                            Six Months       (Commencement of      Six Months
                                               Ended          Operations) to          Ended           Year Ended
                                           Aug. 31, 1995      Feb. 28, 1995       Aug. 31, 1995      Feb. 28, 1995
                                          ---------------    ----------------    ---------------    ---------------
INCREASE (DECREASE) IN NET ASSETS
  FROM
Operations
  Net investment income.............          $   169             $   28            $   4,379          $   8,423
  Net realized gain (loss)..........               24                 --                1,363             (6,075)
  Change in net unrealized gain or
    loss............................              101                 40                1,568             (1,060)
                                          ---------------        -------         ---------------    ---------------
  Increase (decrease) in net assets
    from operations.................              294                 68                7,310              1,288
                                          ---------------        -------         ---------------    ---------------
Distributions to shareholders
  Net investment income.............             (169)               (28)              (4,379)            (8,423)
  Net realized gain on
    investments.....................               --                 --                   --               (151)
                                          ---------------        -------         ---------------    ---------------
  Decrease in net assets from
    distributions...................             (169)               (28)              (4,379)            (8,574)
                                          ---------------        -------         ---------------    ---------------
Capital share transactions*
  Shares sold.......................            6,181              4,921               21,576             42,140
  Distributions reinvested..........              102                  4                3,359              6,686
  Shares redeemed...................           (1,020)                --              (14,549)           (54,977)
                                          ---------------        -------         ---------------    ---------------
  Increase (decrease) in net assets
    from capital share
    transactions....................            5,263              4,925               10,386             (6,151)
                                          ---------------        -------         ---------------    ---------------
Increase (decrease) in net assets...            5,388              4,965               13,317            (13,437)
NET ASSETS
Beginning of period.................            4,965                 --              155,278            168,715
                                          ---------------        -------         ---------------    ---------------
End of period.......................          $10,353             $4,965            $ 168,595          $ 155,278
                                          ==============     ==================  ==============     ==============
-----------------------------------------------------------------------------
* Share information
  Shares sold.......................            1,212                981                2,021              4,058
  Distributions reinvested..........               20                 --                  314                645
  Shares redeemed...................             (199)                --               (1,361)            (5,337)
                                          ---------------        -------         ---------------    ---------------
  Increase (decrease) in shares
    outstanding.....................            1,033                981                  974               (634)
                                          ==============     ==================  ==============     ==============
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
  Notes to Financial Statements
T. Rowe Price Virginia Tax-Free Funds / August 31, 1995 (Unaudited)

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
T. Rowe Price State Tax-Free Income Trust (the Trust) is registered under the Investment Company Act of 1940. The Virginia Short-Term Tax-Free Bond Fund (the Short-Term Bond Fund) and the Virginia Tax-Free Bond Fund (the Bond Fund), non-diversified, open-end management investment companies, are two of the portfolios established by the Trust.

A) Valuation - Debt securities are generally traded in the over-the-counter market. Investments in securities with remaining maturities of one year or more are stated at fair value as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with remaining maturities of less than one year are stated at fair value, which is determined by using a matrix system that establishes a value for each security based on money market yields.
    Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of each fund, as authorized by the Board of Trustees.

B) Premiums and Discounts - Premiums and original issue discounts on municipal securities are amortized for both financial reporting and tax purposes. Market discounts are recognized upon disposition of the security as gain or loss for financial reporting purposes and as ordinary income for tax purposes.

C) Other - Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on an identified cost basis. Distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

NOTE 2 - INVESTMENT TRANSACTIONS
Purchases and sales of portfolio securities, other than short-term securities, for the six months ended August 31, 1995, were as follows:

                           Short-Term
                           Bond Fund     Bond Fund
                           ----------   -----------
Purchases                  $6,422,000   $80,193,000
Sales                       1,598,000    72,210,000

NOTE 3 - FEDERAL INCOME TAXES
No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute all of its income. The Bond Fund has unused realized capital loss carryforwards for federal income tax purposes of $4,381,000 which expire in 2003. The Bond Fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.
    At August 31, 1995, the aggregate cost of investments for the Short-Term Bond and Bond funds for federal income tax and financial reporting purposes was $10,104,000 and $162,014,000, respectively. Net unrealized gain (loss) on investments was as follows:

                              Short-Term
                               Bond Fund    Bond Fund
                              -----------   ----------
Appreciated Investments        $ 141,000    $6,015,000
Depreciated Investments               --      (115,000)
                              ----------    ----------
Net Unrealized Gain (Loss)     $ 141,000    $5,900,000
                              ==========    ==========

NOTE 4 - RELATED PARTY TRANSACTIONS
The investment management agreement between each fund and T. Rowe Price Associates, Inc. (the Manager) provides for an annual investment management fee, of which

--------------------------------------------------------------------------------

$66,000 was payable at August 31, 1995 by the Bond Fund. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.10% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Rowe-Price Fleming International, Inc. (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At August 31, 1995, and for the six months then ended, the effective annual Group Fee rate was 0.34%. Each fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.
    Under the terms of the investment management agreement, the Manager is required to bear any expenses through February 29, 1996 for the Short-Term Bond Fund and through February 28, 1997 for the Bond Fund which would cause each fund's ratio of expenses to average net assets to exceed 0.65%. Thereafter, through February 28, 1998, for the Short-Term Bond Fund and February 28, 1999, for the Bond Fund, each fund is required to reimburse the Manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing each fund's ratio of expenses to average net assets to exceed 0.65%. Pursuant to these agreements, $18,000 of management fees were not accrued by the Short-Term Bond Fund for the six months ended August 31, 1995, and $47,000 of other expenses were borne by the Manager. Additionally, $26,000 of unaccrued fees remain subject to reimbursement through February 28, 1998 for the Short-Term Bond Fund. Pursuant to a previous agreement, $20,000 of unaccrued fees were repaid by the Bond Fund during the six months ended August 31, 1995, and $168,000 remains subject to reimbursement through February 28, 1997.
    In addition, each fund has entered into agreements with the Manager and a wholly owned subsidiary of the Manager, pursuant to which the fund receives certain other services. The Manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. The Short-Term Bond and Bond funds incurred expenses pursuant to these related party agreements totaling approximately $44,000 and $99,000, respectively, for the six months ended August 31, 1995, of which $10,000 and $19,000, respectively, were payable at period-end.

--------------------------------------------------------------------------------
  Financial Highlights
T. Rowe Price Virginia Short-Term Tax-Free Bond Fund (Unaudited)

                                                               For a share outstanding throughout each
                                                                                period
                                                               ----------------------------------------
                                                                                          Nov. 30, 1994
                                                                                          (Commencement
                                                                                               of
                                                                                           Operations)
                                                               Six Months Ended            to Feb. 28,
                                                               August 31, 1995                1995
                                                               ----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD.........................         $5.06                    $5.00
                                                                  ---------                 --------
Investment Activities
  Net investment income......................................          0.11*                    0.05*
  Net realized and unrealized gain (loss)....................          0.08                     0.06
                                                                  ---------                 --------
Total from Investment Activities.............................          0.19                     0.11
                                                                  ---------                 --------
Distributions
  Net investment income......................................         (0.11)                   (0.05)
                                                                  ---------                 --------
NET ASSET VALUE, END OF PERIOD...............................         $5.14                    $5.06
                                                                  =========                 ========
-------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total Return.................................................         3.72%                    2.28%
Ratio of Expenses to Average Net Assets......................         0.65%+*                  0.65%+*
Ratio of Net Investment Income to Average Net Assets.........         4.13%+                   4.43%+
Portfolio Turnover Rate......................................         43.8%+                   14.8%+
Net Assets, End of Period (in thousands).....................       $10,353                  $ 4,965
-------------------------------------------------------------------------------------------------------

+ Annualized.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 29, 1996.

--------------------------------------------------------------------------------
  Financial Highlights
T. Rowe Price Virginia Tax-Free Bond Fund (Unaudited)

                                                             For a share outstanding throughout each period
                                                   -------------------------------------------------------------------
                                                                                 Year                   April 30, 1991
                                                   Six Months                   Ended                   (Commencement
                                                      Ended       ----------------------------------    of Operations)
                                                   August 31,     Feb. 28,     Feb. 28,     Feb. 28,     to Feb. 29,
                                                      1995          1995         1994         1993           1992
                                                   -------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD............       $10.56       $11.00       $11.06       $10.27         $10.00
                                                      -------       ------      -------       ------      ---------
Investment Activities
  Net investment income.........................         0.29*        0.57*        0.56*        0.58*          0.48*
  Net realized and unrealized gain (loss).......         0.19        (0.43)        0.09         0.82           0.31
                                                      -------       ------      -------       ------      ---------
Total from Investment Activities................         0.48         0.14         0.65         1.40           0.79
                                                      -------       ------      -------       ------      ---------
Distributions
  Net investment income.........................        (0.29)       (0.57)       (0.56)       (0.58)         (0.48)
  Net realized gain.............................           --        (0.01)       (0.15)       (0.03)         (0.04)
                                                      -------       ------      -------       ------      ---------
Total Distributions.............................        (0.29)       (0.58)       (0.71)       (0.61)         (0.52)
                                                      -------       ------      -------       ------      ---------
NET ASSET VALUE, END OF PERIOD..................       $10.75       $10.56       $11.00       $11.06         $10.27
                                                      =======       ======      =======       ======      =========
------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
Total Return....................................        4.57%        1.51%        5.99%       14.11%          8.12%
Ratio of Expenses to Average Net Assets.........        0.65%+*      0.65%*       0.65%*       0.65%*         0.65%+*
Ratio of Net Investment Income to Average Net
  Assets........................................        5.34%+       5.49%        5.03%        5.53%          5.80%+
Portfolio Turnover Rate.........................        93.3%+       89.1%        61.8%        68.5%          76.3%+
Net Assets, End of Period (in thousands)........    $ 168,595     $155,278     $168,715     $111,705       $ 44,198
------------------------------------------------------------------------------------------------------------------

+ Annualized.
* Excludes expenses in excess of a 0.65% voluntary expense limitation in effect through February 28, 1997.

--------------------------------------------------------------------------------
  Shareholder Services

To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.
KNOWLEDGEABLE SERVICE REPRESENTATIVES
BY PHONE--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday - Friday, and weekends from 9:00 a.m. to 5:00 p.m ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

IN PERSON--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

AUTOMATED 24-HOUR SERVICES
    Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.
    PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

ACCOUNT SERVICES
    Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).
    Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.
    Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.
    Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

INVESTMENT INFORMATION
    Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.
    Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.
    The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.
    Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.
    Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investing goals.

DISCOUNT BROKERAGE
You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------------------------------------------
  T. Rowe Price No-Load Mutual Funds

STABILITY                      INCOME                       CONSERVATIVE               PERSONAL STRATEGY
Prime Reserve                  Global Government Bond       GROWTH                     FUNDS
Summit Cash Reserves           GNMA                         Balanced                   Personal Strategy Income
U.S. Treasury Money            New Income                   Capital Appreciation       Personal Strategy
California Tax-Free Money      Spectrum Income              Dividend Growth            Balanced
New York Tax-Free Money        Summit GNMA                  Equity Income              Personal Strategy Growth
Summit Municipal Money         U.S. Treasury Long-Term      Equity Index
 Market                        California Tax-Free Bond     Growth & Income            Call if you want to know
Tax-Exempt Money               Georgia Tax-Free Bond        Spectrum Growth            about any T. Rowe Price
                               Maryland Tax-Free Bond       Value                      fund. We'll send you a
CONSERVATIVE INCOME            New Jersey Tax-Free Bond                                prospectus with more
Short-Term Bond                New York Tax-Free Bond       GROWTH                     complete information,
Short-Term Global Income       Summit Municipal Income      Blue Chip Growth           including management fees
Short-Term                     Tax-Free Income              European Stock             and other expenses. Read
 U.S. Government               Virginia Tax-Free Bond       Growth Stock               it carefully before you
Summit Limited-Term Bond                                    International Stock        invest or send money.
U.S. Treasury Intermediate     AGGRESSIVE INCOME            Japan                      T. Rowe Price Investment
Florida Insured                Emerging Markets Bond        Mid-Cap Growth             Services, Inc.
  Intermediate                 High Yield                   New Era                    Distributor
 Tax-Free                      International Bond           Small-Cap Value
Maryland Short-Term            Tax-Free High Yield
 Tax-Free Bond                                              AGGRESSIVE GROWTH
Summit Municipal                                            Capital Opportunity
 Intermediate                                               Emerging Markets Stock
Tax-Free Insured                                            International Discovery
 Intermediate Bond                                          Latin America
Tax-Free Short-Intermediate                                 New America Growth
Virginia Short-Term                                         New Asia
 Tax-Free Bond                                              New Horizons
                                                            OTC
                                                            Science & Technology